UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2023

ATHENA TECHNOLOGY ACQUISITION CORP. II
(Exact name of registrant as specified in its charter)

Delaware	001-41144	87-2447308
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation or organization)		Identification No.)

442 5th Avenue

New York, NY 10018
(Address of registrant’s principal executive offices, including zip code)

(970) 925-1572

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-half of one Redeemable Warrant	ATEK.U	The New York Stock Exchange
Class A Common Stock, par value $0.0001 per share	ATEK	The New York Stock Exchange
Redeemable Warrants, each whole warrant exercisable for one share of Class A Common Stock, each at an exercise price of $11.50 per share	ATEK WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On May 16, 2023, Athena Technology Acquisition Corp. II (the “Company”) filed a definitive proxy statement (the “proxy statement”) for the solicitation of proxies in connection with a special meeting of the Company’s stockholders originally scheduled to be held on June 12, 2023 (the “Special Meeting”) to consider and vote on, among other proposals, a proposal to extend the date by which the Company must consummate a business combination.

On June 2, 2023, the Company issued a press release announcing that the date of the Special Meeting is being rescheduled to June 13, 2023.

The Company has determined to amend and supplement the proxy statement as follows:

1.	To reflect the change in the date of the Special Meeting from June 12, 2023 to June 13, 2023. As a result of this change, the Special Meeting will take place virtually via live webcast at 1:00 p.m. Eastern Time on Tuesday, June 13, 2023 and can be accessed by visiting www.virtualshareholdermeeting.com/ATEK2023SM.

2.	As a result of the rescheduled meeting date, to change the deadline by which the Company’s public stockholders must submit their public shares for redemption in connection with the proposals being voted on at the Special Meeting, if they so choose, from June 8, 2023 to June 9, 2023.

3.	To modify the terms of the Extension Amendment Proposal (as defined in the proxy statement) to extend the date by which the Company must consummate a business combination from June 14, 2023 (the “Current Outside Date”) to up to March 14, 2024 (the date which is 27 months from the closing date of the IPO) (the “Extended Date”).

4.	To modify the terms of the Trust Amendment Proposal (as defined in the proxy statement) to reflect that the Company may elect to extend the date to consummate an initial business combination on a monthly basis up to nine times by an additional one month each time after the Current Outside Date until the Extended Date, or a total of up to nine months after the Current Outside Date, provided that Athena Technology Sponsor II, LLC or its affiliates or permitted designees will deposit into the trust account the lesser of (a) $60,000 and (b) $0.03 for each share of common stock of the Company issued and outstanding that has not been redeemed in accordance with the terms of the Company’s charter upon the election of each such one-month extension unless the closing of the Company’s initial business combination shall have occurred

5.	To update disclosure in the proxy statement relating to the “broker non-vote” voting rules that apply to the Adjournment Proposal (as defined in the proxy statement).

Accordingly, the proxy statement is amended and supplemented as described in this Current Report on Form 8-K.

ATHENA TECHNOLOGY ACQUISITION CORP. II
442 5th Avenue
New York, New York 10018

NOTICE OF SPECIAL MEETING

TO BE HELD ON JUNE 13, 2023

TO THE STOCKHOLDERS OF ATHENA TECHNOLOGY ACQUISITION CORP. II:

You recently received proxy materials from Athena Technology Acquisition Corp. II (the “Company,” “we,” “us” or “our”) related to a special meeting (the “Special Meeting”) of stockholders of the Company that was originally scheduled for 1:00 p.m. Eastern Time on June 12, 2023. The Special Meeting has been rescheduled to 1:00 p.m. Eastern Time on Tuesday, June 13, 2023 and will be held virtually, at www.virtualshareholdermeeting.com/ATEK2023SM. At the Special Meeting, the stockholders will consider and vote upon the following proposals:

1.	To amend (the “Extension Amendment”) the Company’s Amended and Restated Certificate of Incorporation, as amended (our “charter”), to extend the date by which the Company must consummate a business combination (as defined below) (the “Extension”) from June 14, 2023 (the date which is 18 months from the closing date of the Company’s initial public offering (the “IPO”) of units) (the “Current Outside Date”) to up to March 14, 2024 (the date which is 27 months from the closing date of the IPO) (the “Extended Date”) (the “Extension Amendment Proposal”).

2.	To amend the Company’s Investment Management Trust Agreement, dated as of December 9, 2021, by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), allowing the Company to extend the Current Outside Date to up to the Extended Date by electing to extend the date to consummate an initial business combination on a monthly basis up to nine times by an additional one month each time after the Current Outside Date until the Extended Date, or a total of up to nine months after the Current Outside Date, provided that Athena Technology Sponsor II, LLC (the “Sponsor”) or its affiliates or permitted designees will deposit into the trust account established by the Company in connection with the IPO (the “trust account”) the lesser of (a) $60,000 and (b) $0.03 for each share of common stock (as defined below) issued and outstanding that has not been redeemed in accordance with the terms of the Company’s charter upon the election of each such one-month extension unless the closing of the Company’s initial business combination shall have occurred (each, an “extension payment”) (the “Trust Amendment Proposal”).

3.	To amend the charter to provide holders of the Company’s Class B common stock (the Class B common stock”) the right to convert any and all of their Class B common stock into Class A common stock of the Company (together with the Class B common stock, the “common stock”) on a one-for-one basis prior to the closing of a business combination at the election of the holder (the “Founder Share Amendment Proposal”).

4.	To approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Amendment Proposal, the Trust Amendment Proposal or the Founder Share Amendment Proposal, or if we determine that additional time is necessary to effectuate the Extension (the “Adjournment Proposal”).

On May 16, 2023, the Company filed its definitive proxy statement for the Special Meeting with the Securities and Exchange Commission. The proxy statement was also first mailed to the Company’s stockholders on or about May 16, 2023. The attached amendment and supplement to the proxy statement contains additional information that supplements that proxy statement. The Company urges you to read the amendment and supplement, together with the proxy statement previously sent to you, carefully and in its entirety.

The Company is providing this amendment and supplement to (1) update disclosure in the proxy statement relating to the “broker non-vote” voting rules that apply to the Adjournment Proposal and (2) update the Extension Amendment Proposal and the Trust Amendment Proposal to reflect that the Company may elect to extend the date to consummate an initial business combination on a monthly basis up to nine times by an additional one month each time after the Current Outside Date until the Extended Date, or a total of up to nine months after the Current Outside Date, provided that the Sponsor or its affiliates or permitted designees will deposit into the trust account the lesser of (a) $60,000 and (b) $0.03 for each share of common stock issued and outstanding that has not been redeemed in accordance with the terms of the Company’s charter upon the election of each such one-month extension unless the closing of the Company’s initial business combination shall have occurred. Upon and subject to stockholder approval of the Extension Amendment Proposal and the Trust Amendment Proposal, the Company intends to elect to extend the date by which it must consummate an initial business combination for one month following the Current Outside Date, and, upon such election, the Sponsor will make an extension payment.

Enclosed is the proxy statement containing detailed information concerning the Extension Amendment Proposal, the Trust Amendment Proposal, the Founder Share Amendment Proposal, the Adjournment Proposal and the Special Meeting. Whether or not you plan to attend the Special Meeting, the Company urges you to read this material carefully and vote your shares.

I look forward to seeing you at the Special Meeting.

June 2, 2023	By Order of the Board of Directors,

/s/ Isabelle Freidheim
Isabelle Freidheim
Chief Executive Officer and Director

Your vote is important. If you are a stockholder of record, please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the Special Meeting. If you are a stockholder of record, you may also cast your vote virtually at the Special Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote virtually at the Special Meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting against the Extension Amendment Proposal, the Trust Amendment Proposal and the Founder Share Amendment Proposal, and an abstention will have the same effect as voting against the Extension Amendment Proposal, the Trust Amendment Proposal and the Founder Share Amendment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on June 13, 2023: The notice of meeting and the accompanying proxy statement were first made available to stockholders on or about May 16, 2023 at www.virtualshareholdermeeting.com/ATEK2023SM.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST (1) IF YOU HOLD PUBLIC SHARES THROUGH UNITS, ELECT TO SEPARATE YOUR UNITS INTO THE UNDERLYING PUBLIC SHARES AND PUBLIC WARRANTS PRIOR TO EXERCISING YOUR REDEMPTION RIGHTS WITH RESPECT TO THE PUBLIC SHARES, (2) SUBMIT A WRITTEN REQUEST TO OUR TRANSFER AGENT (AS DEFINED HEREIN) BY 5:00 P.M. ET ON JUNE 9, 2023, THE DATE THAT IS TWO BUSINESS DAYS PRIOR TO THE SCHEDULED VOTE AT THE SPECIAL MEETING, THAT YOUR PUBLIC SHARES BE REDEEMED FOR CASH, INCLUDING THE LEGAL NAME, PHONE NUMBER, AND ADDRESS OF THE BENEFICIAL OWNER OF THE SHARES FOR WHICH REDEMPTION IS REQUESTED, AND (3) DELIVER YOUR SHARES OF CLASS A COMMON STOCK TO THE TRANSFER AGENT, PHYSICALLY OR ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM, IN EACH CASE IN ACCORDANCE WITH THE PROCEDURES AND DEADLINES DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

AMENDMENT AND SUPPLEMENT NO. 1 DATED JUNE 2, 2023

TO

PROXY STATEMENT — DATED MAY 16, 2023

ATHENA TECHNOLOGY ACQUISITION CORP. II
442 5th Avenue
New York, New York 10018

This proxy statement amendment and supplement (the “Supplement”) is being filed with the Securities and Exchange Commission and is being made available to stockholders of record of Athena Technology Acquisition Corp. II (the “Company”) as of the close of business on May 15, 2023. The following information amends and supplements and should be read in conjunction with the original proxy statement dated May 16, 2023 that the Company mailed to you on or about May 16, 2023 (the “Original Proxy Statement”). All terms not defined herein shall have the same meaning as in the Original Proxy Statement.

Except as specifically amended and supplemented by the information contained herein, all information set forth in the Original Proxy Statement remains unchanged. From and after the date of this supplement, all references to the “proxy statement” are to the Original Proxy Statement as amended and supplemented hereby.

The Company is providing this amendment and supplement to (1) change the date of the Special Meeting from June 12, 2023 to June 13, 2023, and, as a result, to also change the date by which the Company’s public stockholders must submit their public shares for redemption in connection with the proposals being voted on at the Special Meeting from June 8, 2023 to June 9, 2023, (2) update disclosure in the proxy statement relating to the “broker non-vote” voting rules that apply to the Adjournment Proposal and (3) update the Extension Amendment Proposal and the Trust Amendment Proposal to reflect that the Company may elect to extend the date to consummate an initial business combination on a monthly basis up to nine times by an additional one month each time after June 14, 2023 (the date which is 18 months from the closing date of the Company’s initial public offering (the “IPO”) of units) (the “Current Outside Date”) until March 14, 2024 (the date which is 27 months from the closing date of the IPO) (the “Extended Date”), or a total of up to nine months after the Current Outside Date, provided that Athena Technology Sponsor II, LLC (the “Sponsor”) or its affiliates or permitted designees will deposit into the trust account established by the Company in connection with the IPO (the “trust account”) the lesser of (a) $60,000 and (b) $0.03 for each share of common stock issued and outstanding that has not been redeemed in accordance with the terms of the Company’s charter upon the election of each such one-month extension unless the closing of the Company’s initial business combination shall have occurred (each, an “extension payment”). The Company confirms that the funds placed in the trust account in connection with the Company’s IPO and any extension payment, as well as any interest earned thereon, will not be used to pay for any excise tax payable pursuant to the Inflation Reduction Act of 2022.

Upon and subject to stockholder approval of the Extension Amendment Proposal and the Trust Amendment Proposal, the Company intends to elect to extend the date by which it must consummate an initial business combination for one month following the Current Outside Date, and, upon such election, the Sponsor will make an extension payment.

Rescheduling of the Special Meeting

The Company has determined to reschedule the Special Meeting from June 12, 2023 to June 13, 2023. As a result of this change, the Special Meeting will now be held at 1:00 p.m. Eastern Time on Tuesday, June 13, 2023, via a virtual meeting that can be accessed at www.virtualshareholdermeeting.com/ATEK2023SM. Also as a result of this change, the Company has extended the deadline for its public stockholders to submit their public shares for redemption in connection with the proposals being voted on at the Special Meeting to Friday, June 9, 2023, two business days prior to the rescheduled vote at the Special Meeting.

1. Certain disclosure in the Notice of Special Meeting in the proxy statement is hereby amended and restated to read as follows:

You are cordially invited to attend the Special Meeting (the “Special Meeting”) of stockholders of Athena Technology Acquisition Corp. II (the “Company,” “we,” “us” or “our”), to be held at 1:00 p.m. Eastern Time, on June 13~~12~~, 2023. The Special Meeting will be held virtually, at www.virtualshareholdermeeting.com/ATEK2023SM. At the Special Meeting, the stockholders will consider and vote upon the following proposals:

. . .

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on June 13~~12~~, 2023: This notice of meeting and the accompanying proxy statement are being made available on or about May 16, 2023 at www.virtualshareholdermeeting.com/ATEK2023SM.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST (1) IF YOU HOLD PUBLIC SHARES THROUGH UNITS, ELECT TO SEPARATE YOUR UNITS INTO THE UNDERLYING PUBLIC SHARES AND PUBLIC WARRANTS PRIOR TO EXERCISING YOUR REDEMPTION RIGHTS WITH RESPECT TO THE PUBLIC SHARES, (2) SUBMIT A WRITTEN REQUEST TO OUR TRANSFER AGENT (AS DEFINED HEREIN) BY 5:00 P.M. ET ON JUNE 9~~8~~, 2023, THE DATE THAT IS TWO BUSINESS DAYS PRIOR TO THE SCHEDULED VOTE AT THE SPECIAL MEETING, THAT YOUR PUBLIC SHARES BE REDEEMED FOR CASH, INCLUDING THE LEGAL NAME, PHONE NUMBER, AND ADDRESS OF THE BENEFICIAL OWNER OF THE SHARES FOR WHICH REDEMPTION IS REQUESTED, AND (3) DELIVER YOUR SHARES OF CLASS A COMMON STOCK TO THE TRANSFER AGENT, PHYSICALLY OR ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM, IN EACH CASE IN ACCORDANCE WITH THE PROCEDURES AND DEADLINES DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

2. The question “When and where is the Special Meeting?” on page 9 of the proxy statement is hereby amended and restated to read as follows:

The Special Meeting will be held at 1:00 p.m. Eastern Time, on June 13~~12~~, 2023, in virtual format. The Company’s stockholders may attend, vote and examine the list of stockholders entitled to vote at the Special Meeting by visiting www.virtualshareholdermeeting.com/ATEK2023SM and entering the control number found on their proxy card, voting instruction form or notice included in their proxy materials. The Special Meeting will be held in virtual meeting format only. You will not be able to attend the Special Meeting in person.

3. The question “How do I redeem my public shares?” on page 12 of the proxy statement is hereby amended and restated to read as follows:

(ii)	Prior to 5:00 p.m. Eastern Time, on June 9~~8~~, 2023 (two business days prior to the scheduled vote at the Special Meeting), (a) submit a written request, including the name, phone number, and address of the beneficial owner of the shares for which redemption is requested, to the transfer agent at Continental Stock Transfer & Trust Company, 1 State Street, 30th Floor, New York, New York 10004 (e-mail: spacredemptions@continentalstock.com), that the Company redeem your public shares for cash and (b) deliver your public shares to the transfer agent, physically or electronically through The Depository Trust Company (“DTC”).

. . .

If you hold your shares through a bank or broker, you must ensure your bank or broker complies with the requirements identified herein, including submitting a written request that your shares be redeemed for cash to the transfer agent and delivering your shares to the transfer agent prior to 5:00 p.m. Eastern Time on June 9~~8~~, 2023 (two business days before the scheduled vote at the Special Meeting). You will only be entitled to receive cash in connection with a redemption of these shares if you continue to hold them until the effective date of the Extension Amendment, the Trust Amendment, the Founder Share Amendment Proposal and the Election.

4. Certain disclosure under “Date, Time, Place and Purpose of the Special Meeting” on page 19 of the proxy statement is hereby amended and restated to read as follows:

The Special Meeting will be held at 1:00 p.m. Eastern Time, on June 13~~12~~, 2023. The Special Meeting will be held virtually, at www.virtualshareholdermeeting.com/ATEK2023SM. At the Special Meeting, the stockholders will consider and vote upon the following proposals.

5. Certain disclosure under “Redemption Rights” on page 25 of the proxy statement is hereby amended and restated to read as follows:

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED HEREIN, INCLUDING SUBMITTING A WRITTEN REQUEST THAT YOUR SHARES BE REDEEMED FOR CASH TO THE TRANSFER AGENT AND DELIVERING YOUR SHARES TO THE TRANSFER AGENT PRIOR TO 5:00 P.M. ET ON JUNE 9~~8~~, 2023 (TWO BUSINESS DAYS BEFORE THE SCHEDULED VOTE AT THE SPECIAL MEETING). YOU WILL ONLY BE ENTITLED TO RECEIVE CASH IN CONNECTION WITH A REDEMPTION OF THESE SHARES IF YOU CONTINUE TO HOLD THEM UNTIL THE EFFECTIVE DATE OF THE EXTENSION AMENDMENT PROPOSAL, THE TRUST AMENDMENT PROPOSAL, THE FOUNDER SHARER AMENDMENT PROPOSAL AND THE ELECTION.

. . .

(ii)	prior to 5:00 p.m. Eastern Time, on June 9~~8~~, 2023 (two business days prior to the scheduled vote at the Special Meeting), (a) submit a written request, including the name, phone number, and address of the beneficial owner of the shares for which redemption is requested, to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, 1 State Street, 30th Floor, New York, New York 10004 (e-mail: spacredemptions@continentalstock.com), that the Company redeem your public shares for cash and (b) deliver your public shares to the transfer agent, physically or electronically through DTC.

. . .

If you exercise your redemption rights, you will be exchanging your shares of the Company’s common stock for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your stock certificate(s) to the Company’s transfer agent prior to 5:00 p.m. Eastern Time on June 9~~8~~, 2023 (two business days before the scheduled vote at the Special Meeting). The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal, the Trust Amendment Proposal and the Founder Share Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment, the Trust Amendment and the Founder Share Amendment.

6. Certain disclosure under the section “Where You Can Find More Information” on page 40 of the proxy statement is hereby amended and restated to read as follows:

You may also obtain these documents at no cost by requesting them in writing or by telephone from the Company’s proxy solicitation agent at the following address and telephone number:

Morrow Sodali LLC

333 Ludlow Street, 5th Floor, South Tower

Stamford, CT 06902

Tel: (800) 662-5200 (toll-free) or

(203) 658-9400 (banks and brokers can call collect)

Email: ATEK.info@investor.morrowsodali.com

In order to receive timely delivery of the documents in advance of the Special Meeting, you must make your request for information no later than June 6~~5~~, 2023 (one week prior to the date of the Special Meeting).

7. Certain disclosure on the proxy card of the definitive proxy statement is hereby amended and restated to read as follows:

ATHENA TECHNOLOGY ACQUISITION CORP. II

SPECIAL MEETING OF STOCKHOLDERS

June 13~~12~~, 2023 at 1:00 p.m. Eastern Time

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The stockholder(s) hereby appoint(s) Isabelle Freidheim and Anna Apostolova, or either of them, as proxies, each with the power to appoint her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of the ballot, all of the shares of common stock of ATHENA TECHNOLOGY ACQUISITION CORP. II that the stockholder(s) is/are entitled to vote at the Special Meeting of Stockholders to be held at 1:00 p.m. Eastern Time on June 13~~12~~, 2023, virtually at www.virtualshareholdermeeting.com/ATEK2023SM, and any adjournment or postponement thereof.

Amended and Supplemented Extension Amendment Proposal

The Company has determined to modify the terms of the Extension Amendment Proposal to provide that the Company shall have the option to extend the date by which it has to consummate a business combination on a monthly basis up to nine times by an additional one month each time after the Current Outside Date until the Extended Date, or a total of up to nine months after the Current Outside Date. A copy of the proposed Extension Amendment, as amended and supplemented herein, is attached to the Original Proxy Statement as Annex A. All stockholders are encouraged to read the proposed amendment in its entirety for a more complete description of its terms.

1. Certain disclosure in the Notice of Special Meeting in the proxy statement is hereby amended and restated to read as follows:

1.	To amend (the “Extension Amendment”) the Company’s Amended and Restated Certificate of Incorporation, as amended (our “charter”), to extend the date by which the Company must consummate a business combination (as defined below) (the “Extension”) from June 14, 2023 (the date which is 18 months from the closing date of the Company’s initial public offering (the “IPO”) of units) (the “Current Outside Date”) to up to March~~January~~ 14, 2024 (the date which is ~~25~~27 months from the closing date of the IPO) (the “Extended Date”) (the “Extension Amendment Proposal”).

2. The question “Why am I receiving this proxy statement?” on page 2 of the proxy statement is hereby amended and restated to read as follows:

Our Board has determined that it is in the best interests of the Company to further amend the charter to extend the date we have to consummate a business combination to up to March~~January~~ 14, 2024 in order to allow the Company more time to complete the Proposed Business Combination. Therefore, our Board is submitting the proposals described in this proxy statement for the stockholders to vote upon.

3. The question “What is being voted on?” on page 3 of the proxy statement is hereby amended and restated to read as follows:

1.	Extension Amendment Proposal: To amend our charter to extend the date by which the Company must consummate a business combination from June 14, 2023 (the date which is 18 months from the closing date of the IPO) to up to March~~January~~ 14, 2024 (the date which is ~~25~~27 months from the closing date of the IPO).

4. Certain disclosure under “Date, Time, Place and Purpose of the Special Meeting” on page 19 of the proxy statement is hereby amended and restated to read as follows:

1.	Extension Amendment Proposal: To amend our charter to extend the date by which the Company must consummate a business combination from June 14, 2023 (the date which is 18 months from the closing date of the IPO) to up to March~~January~~ 14, 2024 (the date which is ~~25~~27 months from the closing date of the IPO).

5. Certain language in Annex A, “Proposed Certificate of Amendment to the Amended and Restated Certificate of Incorporation of Athena Technology Acquisition Corp. II,” on page A-1 of the proxy statement is hereby amended and restated to read as follows:

5. The text of Section 9.1(b) of Article IX of the Amended and Restated Certificate of Incorporation is hereby amended and restated to read in its entirety as follows:

“(b) Immediately after the Offering, a certain amount of the net offering proceeds received by the Corporation in the Offering (including the proceeds of any exercise of the underwriters’ over-allotment option) and certain other amounts specified in the Corporation’s registration statement on Form S-1, initially filed with the U.S. Securities and Exchange Commission (the “SEC”) on November 23, 2021, as amended (the “Registration Statement”), shall be deposited in a trust account (the “Trust Account”), established for the benefit of the Public Stockholders (as defined below) pursuant to a trust agreement described in the Registration Statement. Except for the withdrawal of interest to pay taxes (less up to $100,000 of interest to pay dissolution expenses), none of the funds held in the Trust Account (including the interest earned on the funds held in the Trust Account) will be released from the Trust Account until the earliest to occur of (i) the completion of the initial Business Combination, (ii) the redemption of 100% of the Offering Shares (as defined below) if the Corporation is unable to complete its initial Business Combination within ~~25~~27 months from the closing of the Offering (or, if the Office of the Delaware Division of Corporations shall not be open for business (including filing of corporate documents) on such date the next date upon which the Office of the Delaware Division of Corporations shall be open) (the “Deadline Date”) or such earlier date as the Board shall determine to dissolve and liquidate the Corporation in accordance with the terms of this Amended and Restated Certificate and (iii) the redemption of shares in connection with a vote seeking to amend such provisions of this Amended and Restated Certificate as described in Section 9.7. Holders of shares of Common Stock included as part of the units sold in the Offering (the “Offering Shares”) (whether such Offering Shares were purchased in the Offering or in the secondary market following the Offering and whether or not such holders are the Sponsor or officers or directors of the Corporation, or affiliates of any of the foregoing) are referred to herein as “Public Stockholders”.”

6. Certain disclosure on the proxy card of the definitive proxy statement is hereby amended and restated to read as follows:

1.	To amend (the “Extension Amendment”) the Company’s Amended and Restated Certificate of Incorporation, as amended (the “charter”), to extend the date by which the Company must consummate a business combination (the “Extension”) from June 14, 2023 (the date which is 18 months from the closing date of the Company’s initial public offering (“IPO”) of units) (the “Current Outside Date”) to up to March~~January~~ 14, 2024 (the date which is ~~25~~27 months from the closing date of the IPO (the “Extended Date”) (the “Extension Amendment Proposal”).

Amended and Supplemented Trust Amendment Proposal

The Company has determined to modify the terms of the Trust Amendment Proposal to provide that the Company shall have the option to extend the Current Outside Date to up to the Extended Date by electing to extend the date to consummate an initial business combination on a monthly basis up to nine times by an additional one month each time after the Current Outside Date, until the Extended Date, or a total of up to nine months after the Current Outside Date, provided that the Sponsor or its affiliates or permitted designees will deposit into the trust account the lesser of (a) $60,000 and (b) $0.03 for each share of common stock issued and outstanding that has not been redeemed in accordance with the terms of the Company’s charter upon the election of each such one-month extension unless the closing of the Company’s initial business combination shall have occurred. A copy of the proposed Trust Amendment, as amended and supplemented herein, is attached to the Original Proxy Statement as Annex B. All stockholders are encouraged to read the proposed amendment in its entirety for a more complete description of its terms.

1. Certain disclosure in the Notice of Special Meeting in the proxy statement is hereby amended and restated to read as follows:

2.	To amend (the “Trust Amendment”) the Company’s Investment Management Trust Agreement, dated as of December 9, 2021 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), allowing the Company to extend the Current Outside Date to up to the Extended Date by electing to extend the date to consummate an initial business combination on a monthly basis up to nine times by an additional one month each time after the Current Outside Date until the Extended Date, or a total of up to nine months after the Current Outside Date, provided that Athena Technology Sponsor II, LLC or its affiliates or permitted designees will deposit into the trust account (as defined below) the lesser of (a) $60,000 and (b) $0.03 for each share of common stock (as defined below) issued and outstanding that has not been redeemed in accordance with the terms of the Company’s charter upon the election of each such one-month extension unless the closing of the Company’s initial business combination shall have occurred (the “Trust Amendment Proposal”).

. . .

If the Extension is effectuated, the remaining public stockholders will retain the opportunity to have their public shares redeemed in conjunction with the consummation of a business combination, subject to any limitations set forth in our charter, as amended. In addition, the remaining public stockholders will be entitled to have their public shares redeemed for cash if the Company has not completed a business combination by the Extended Date.

On August 16, 2022, the Inflation Reduction Act of 2022 (the “IRA”) was signed into federal law. The IRA provides for, among other things, a new U.S. federal 1% excise tax on certain repurchases, including redemptions, of stock by publicly traded domestic corporations and certain domestic subsidiaries of publicly traded foreign corporations after December 31, 2022. Any redemption of shares of common stock on or after January 1, 2023, such as the redemptions discussed herein, may be subject to the excise tax. The Company confirms that the proceeds placed in the trust account in connection with the IPO and any extension payment, as well as any interest earned thereon, will not be used to pay for any excise tax payable pursuant to the IRA.

2. The question “What is being voted on?” on page 3 of the proxy statement is hereby amended and restated to read as follows:

2.	Trust Amendment Proposal: To amend the Trust Agreement, allowing the Company to ~~extend the Current Outside Date to the Extended Date~~elect to extend the date to consummate an initial business combination on a monthly basis up to nine times by an additional one month each time after the Current Outside Date until the Extended Date, or a total of up to nine months after the Current Outside Date, provided that the Sponsor or its affiliates or permitted designees will deposit into the trust account the lesser of (a) $60,000 and (b) $0.03 for each share of unredeemed common stock (each, an “extension payment”).

3. The question “Will the Company be subject to the new 1% U.S. federal excise tax that could be imposed in connection with redemptions of public shares?” on page 13 of the proxy statement is hereby amended and restated to read as follows:

As described under the section of this proxy statement entitled “The Extension Amendment Proposal, the Trust Amendment Proposal and the Founder Share Amendment Proposal — Redemption Rights”, if the Extension Amendment Proposal, the Trust Amendment Proposal and the Founder Share Amendment Proposal are approved, and if the Extension is implemented, public stockholders will have the right to require us to redeem their public shares. Because any such redemptions will occur after December 31, 2022 such redemptions may be subject to the excise tax. Whether and to what extent we would be subject to the excise tax in connection with any such redemptions would depend on a number of factors, including (i) the fair market value of the redemptions and repurchases in connection with the Extension Amendment Proposal, the Trust Amendment Proposal and the Founder Share Amendment Proposal, together with any other redemptions or repurchases we consummate in the same taxable year, (ii) the structure of any business combination and the taxable year in which it occurs, (iii) the nature and amount of any “PIPE” or other equity issuances, in connection with a business combination or otherwise, issued within the same taxable year, (iv) whether we completely liquidate and dissolve within the taxable year of such redemptions, and (v) the content of final and proposed regulations and further guidance from the U.S. Department of the Treasury. The foregoing could cause a reduction in the cash available to complete a business combination and our ability to complete a business combination. In addition, because the excise tax would be payable by the Company and not by the redeeming holder, the specific mechanics of any required payment of the excise tax have not been determined. It is expected that, at the time of the redemption of public shares, the amount of the excise tax payable may not be known with certainty. The Company confirms that amounts payable to public stockholders with respect to redemptions of public shares out of funds held in the trust account, any extension payments and any additional amounts deposited into the trust account, as well as any interest earned thereon, will not be reduced by the excise tax, if any, resulting from redemptions of public shares in connection with the Extension.

4. Certain disclosure under “Date, Time, Place and Purpose of the Special Meeting” on page 19 of the proxy statement is hereby amended and restated to read as follows:

2.	Trust Amendment Proposal: To amend the Trust Agreement, by and between the Company and the Trustee, allowing the Company to ~~extend the Current Outside Date to the Extended Date~~elect to extend the date to consummate an initial business combination on a monthly basis up to nine times by an additional one month each time after the Current Outside Date until the Extended Date, or a total of up to nine months after the Current Outside Date, provided that the Sponsor or its affiliates or permitted designees will deposit into the trust account the lesser of (a) $60,000 and (b) $0.03 for each share of unredeemed common stock.

5. Certain disclosure under “The Extension Amendment, the Trust Amendment and the Founder Share Amendment Proposal” on page 22 of the proxy statement is hereby amended and restated to read as follows:

The Company is proposing to amend its charter and the Trust Agreement to extend the date by which the Company must consummate a business combination to up to the Extended Date by electing to extend the date to consummate an initial business combination on a monthly basis up to nine times by an additional one month each time after the Current Outside Date until the Extended Date, or a total of up to nine months after the Current Outside Date, provided that the Sponsor or its affiliates or permitted designees will deposit into the trust account the lesser of (a) $60,000 and (b) $0.03 for each share of common stock issued and outstanding that has not been redeemed in accordance with the terms of the Company’s charter upon the election of each such one-month extension unless the closing of the Company’s initial business combination shall have occurred. The Company is also proposing to amend its charter to provide holders of Class B common stock the right to convert any and all of their Class B common stock into Class A common stock on a one-for-one basis prior to the closing of a business combination at the election of the holder.

6. Certain language in Annex B, “Proposed Form of Amendment No. 1 to Investment Management Trust Agreement,” on page B-1 of the proxy statement is hereby amended and restated to read as follows:

WHEREAS, the Company has sought the approval of the holders of its shares of Common Stock and holders of its shares of Class B common stock, par value $0.0001 per share (the “Class B Common Stock”), at a special meeting to: (i) give the Company the right to extend the date (the “Termination Date”) by which it has to consummate a business combination from June 14, 2023 to up to March~~January 14, 2024 (the “Extended Date”) (the “Extension Amendment”) and (ii) a proposal to amend the Original Agreement to allow the Company to extend the Termination Date to~~ up to the Extended Date by electing to extend the date to consummate an initial business combination on a monthly basis up to nine times by an additional one month each time after June 14, 2023 until the Extended Date, or a total of up to nine months after June 14, 2023, provided that Athena Technology Sponsor II, LLC or its affiliates or permitted designees will deposit into the Trust Account the lesser of (a) $60,000 and (b) $0.03 for each share of Common Stock issued and outstanding that has not been redeemed in accordance with the terms of the Company’s charter upon the election of each such one-month extension unless the closing of the Company’s initial business combination shall have occurred (the “Trust Amendment”);

. . .

1. Amendment to Trust Agreement. Section 1(i) of the Original Agreement is hereby amended and restated in its entirety as follows:

“(i) Commence liquidation of the Trust Account only after and promptly after (x) receipt of, and only in accordance with, the terms of a letter from the Company (“Termination Letter”) in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B, as applicable, signed on behalf of the Company by the Chief Executive Officer, Chief Financial Officer, President, Executive Vice President, Vice President, Secretary or Chairman of the board of directors of the Company (the “Board”) or other authorized officer of the Company, and, in the case of a Termination Letter in a form substantially similar to the attached hereto as Exhibit A, acknowledged and agreed to by the Representative, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its tax obligations (less up to $100,000 of interest that may be released to the Company to pay dissolution expenses), only as directed in the Termination Letter and the other documents referred to therein, or (y) the date which is the later of (1) 18~~25~~ months after the closing of the Offering (which such date may be extended by the Company for one month up to nine times following such date, provided that Athena Technology Sponsor II, LLC, the Company’s sponsor, or any of its affiliates or designees will deposit into the Trust Account, upon the election of each such one-month extension, the lesser of (a) $60,000 and (b) $0.03 per unredeemed share of Common Stock) and (2) such later date as may be approved by the Company’s stockholders in accordance with the Company’s amended and restated certificate of incorporation if a Termination Letter has not been received by the Trustee prior to such date, in which case the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B and the Property in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes (less up to $100,000 of interest that may be released to the Company to pay dissolution expenses) shall be distributed to the Public Stockholders of record as of such date;”

. . .

2. A new Section 1(m) shall me added to the Original Agreement as follows:

“(m) Upon receipt of an extension letter (“Extension Letter”) substantially similar to Exhibit E hereto at least five days prior to the applicable Termination Date (as may be extended in accordance with Section 1(i) herein), signed on behalf of the Company by an executive officer, and receipt of the dollar amount specified in the Extension Letter on or prior to such Termination Date (if and as applicable), to follow the instructions set forth in the Extension Letter.”

. . .

3. A new Exhibit E shall be added to the Original Agreement as follows:

EXHIBIT E

[Letterhead of Company]

[Insert date]

Continental Stock Transfer & Trust Company 1 State Street, 30th Floor

New York, New York 10004

Attn:

Re: Trust Account No. [   ] Extension Letter

Dear :

Pursuant to Section 1(i) of the Investment Management Trust Agreement between Athena Technology Acquisition Corp. II (“Company”) and Continental Stock Transfer & Trust Company, dated as of December 9, 2021 (“Trust Agreement”), this is to advise you that the Company is extending the time available to consummate an initial business combination for an additional one (1) month, from       to       (the “Extension”).

This Extension Letter shall serve as the notice required with respect to any Extension prior to the applicable Termination Date (as may be extended in accordance with Section 1(i) of the Trust Agreement). Capitalized words used herein and not otherwise defined shall have the meanings ascribed to them in the Trust Agreement.

In accordance with the terms of the Trust Agreement, we hereby authorize you to the deposit a contribution in the amount of $[●] for such one-month extension, unless the closing of the Company’s initial business combination shall have occurred, which will be wired to you, into the Trust Account investments upon receipt.

Very truly yours,

Athena Technology Acquisition Corp. II

By:
Name:
Title:

7. Certain disclosure on the proxy card of the definitive proxy statement is hereby amended and restated to read as follows:

2.	To amend (the “Trust Amendment”) the Company’s Investment Management Trust Agreement, dated as of December 9, 2021, by and between the Company and Continental Stock Transfer & Trust Company, allowing the Company to extend the Current Outside Date to up to the Extended Date by electing to extend the date to consummate an initial business combination on a monthly basis up to nine times by an additional one month each time after the Current Outside Date until the Extended Date, or a total of up to nine months after the Current Outside Date, provided that Athena Technology Sponsor II, LLC or its affiliates or permitted designees will deposit into the trust account established by the Company in connection with the IPO the lesser of (a) $60,000 and (b) $0.03 for each share of common stock (as defined below) issued and outstanding that has not been redeemed in accordance with the terms of the Company’s charter upon the election of each such one-month extension unless the closing of the Company’s initial business combination shall have occurred (the “Trust Amendment Proposal”).

Reclassification of the Adjournment Proposal as a “Non-Routine” Matter

The Company has been advised by the New York Stock Exchange that it has classified the Adjournment Proposal as a “non-routine” matter, meaning that a broker may not vote on the proposal without instructions from beneficial owners. As a result, if you are a beneficial owner of shares held in “street name” and you do not submit instructions to your broker about how your shares are to be voted for the Adjournment Proposal, your shares will constitute “broker non-votes,” which will have no effect on the outcome of the proposal.

1. The question “How are votes counted?” on page 10 of the proxy statement is hereby amended and restated to read as follows:

Votes will be counted by the inspector of election appointed for the Special Meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes for the Extension Amendment Proposal, the Trust Amendment Proposal and the Founder Share Amendment Proposal.

Because approval of each of the Extension Amendment Proposal, the Trust Amendment Proposal and the Founder Share Amendment Proposal require the affirmative vote of the stockholders holding at least 65% of the shares of Class A common stock and Class B common stock outstanding on the record date, voting together as a single class, abstentions and broker non-votes will have the same effect as votes against the Extension Amendment Proposal. As of the date of this proxy statement, the shares held by the Sponsor represent approximately 27.9% of the Company’s outstanding common stock. Accordingly, as of the date of this proxy statement, in addition to the shares held by the Sponsor, the Company will need 13,063,000 public shares (or about 37.1% of the outstanding common stock) to be voted in favor of the Extension Amendment Proposal, the Trust Amendment Proposal and the Founder Share Amendment Proposal to approve such proposals.

Approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person (including virtually) or by proxy at the Special Meeting. Accordingly, as of the date of this proxy statement, in addition to the shares held by the Sponsor, the Company will need 7,817,000 public shares (or about 22.1% of the outstanding common stock) to be voted in favor of the Adjournment Proposal to approve such proposal.

Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal. ~~Since the Adjournment Proposal is considered a routine matter, brokers shall be entitled to vote on the Adjournment Proposal absent voting instructions, and thus there should be no broker non-votes with respect to the Adjournment Proposal.~~

2. The question “If my shares are held in ’street name,’ will my broker automatically vote them for me?” on page 10 of the proxy statement is hereby amended and restated to read as follows:

No. Under the rules governing banks and brokers who submit a proxy card with respect to shares held in street name, such banks and brokers have the discretion to vote on routine matters, but not on non-routine matters. The approval of each of the Extension Amendment Proposal, the Trust Amendment Proposal, ~~and~~ the Founder Share Amendment Proposal and the Adjournment Proposal is a non-routine matter~~, while the Adjournment Proposal, if presented, will be considered a routine matter~~.

For non-routine matters such as the Extension Amendment Proposal, the Trust Amendment Proposal, ~~and~~ the Founder Share Amendment Proposal and the Adjournment Proposal, your broker can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares. Your broker can tell you how to provide these instructions. If you do not give your broker instructions, your shares will be treated as broker non-votes with respect to the Extension Amendment Proposal, the Trust Amendment Proposal, ~~and~~ the Founder Share Amendment Proposal and the Adjournment Proposal. Broker non-votes will have the same effect as a vote “AGAINST” the Extension Amendment Proposal, the Trust Amendment Proposal, ~~and~~ the Founder Share Amendment Proposal and the Adjournment Proposal~~; however, since the Adjournment Proposal is considered a routine matter, brokers shall be entitled to vote on the Adjournment Proposal absent voting instructions, and thus there should be no broker non-votes with respect to the Adjournment Proposal~~.

3. Certain disclosure under “Votes Required” on page 19 of the proxy statement is hereby amended and restated to read as follows:

Approval of the Extension Amendment Proposal, the Trust Amendment Proposal and the Founder Share Amendment Proposal will require the affirmative vote of holders of 65% of the Company’s Class A common stock and Class B common stock, voting together as a single class, outstanding on the record date. As of the date of this proxy statement, the shares held by the Sponsor represent approximately 27.9% of the Company’s outstanding common stock. Accordingly, as of the date of this proxy statement, in addition to the shares held by the Sponsor, the Company will need 13,051,501 public shares (or about 37.1% of the outstanding common stock) to be voted in favor of the Extension Amendment Proposal to approve such proposal.

Approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person (including virtually) or by proxy at the Special Meeting. Accordingly, as of the date of this proxy statement, in addition to the shares held by the Sponsor, the Company will need 7,770,001 public shares (or about 22.1% of the outstanding common stock) to be voted in favor of the Adjournment Proposal to approve such proposal.

If you do not vote (i.e., you “abstain” from voting), your action will have the same effect as an “AGAINST” vote with regards to the Extension Amendment Proposal, the Trust Amendment Proposal ~~and~~ the Founder Share Amendment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal. Broker non-votes will have the same effect as “AGAINST” votes with respect to the Extension Amendment Proposal, the Trust Amendment Proposal, ~~and~~ the Founder Share Amendment Proposal and the Adjournment Proposal.~~; however, since the Adjournment Proposal is considered a routine matter, brokers shall be entitled to vote on the Adjournment Proposal absent voting instructions, and thus there should be no broker non-votes with respect to the Adjournment Proposal.~~

If you do not want the Extension Amendment Proposal, the Trust Amendment Proposal ~~or~~ the Founder Share Amendment Proposal to be approved, you must abstain, not vote or vote against the proposal. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment, the Trust Amendment and the Founder Share Amendment.

If you do not want the Adjournment Proposal to be approved, you must vote against the proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal. ~~Since the Adjournment Proposal is considered a routine matter, brokers shall be entitled to vote on the Adjournment Proposal absent voting instructions, and thus there should be no broker non-votes with respect to the Adjournment Proposal.~~

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 2, 2023	ATHENA TECHNOLOGY ACQUISITION CORP. II

	By:	/s/ Isabelle Freidheim
	Name:	Isabelle Freidheim
	Title:	Chief Executive Officer and Chairperson of the Board of Directors